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                                                                    EXHIBIT 10.2

                         SECOND AGREEMENT RELATING TO
                     AGREEMENT OF STOCK PURCHASE AND SALE

     THIS SECOND AGREEMENT RELATING TO AGREEMENT OF STOCK PURCHASE AND SALE (this "AGREEMENT") is made and entered into as of this 5/th/ day of January, 1999, by and among SILVERADO FOODS, INC., an Oklahoma corporation ("SILVERADO"), NONNI'S FOOD COMPANY, INC., a Florida corporation ("NONNI'S"), and the other entities and persons (the "BUYERS") set forth on the signature pages attached hereto.

     WHEREAS, Silverado, Nonni's and the Buyers entered into an Agreement of Stock Purchase and Sale dated as of August 14, 1998, as amended on October 28, 1998 and December 23/rd/, 1998 (as amended, the "PURCHASE AGREEMENT") (certain terms used and not otherwise defined herein have the meanings ascribed to such terms in the Agreement);

     WHEREAS, the parties hereto desire that certain further understandings related to the consummation of the transactions contemplated in the Purchase Agreement be set forth and agreed in writing and therefore desire to enter into this Agreement setting forth such further understandings and agreements;

     NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, each of the parties hereto agrees that, notwithstanding anything to the contrary contained in the Purchase Agreement or the Agreement relating to the Agreement of Stock Purchase and Sale dated December 23, 1998, the Year-End Holdback Amount, as defined and described in Section 2.1(d)(ii) of the Purchase Agreement, as well as the Right of Set-Off under Section 12.4 thereof shall not reduce or in any manner apply to the Year-End Payment, unless and until all amounts due up to $2.25 million plus interest under any bridge loan with Stillwater National Bank & Trust Company (or its affiliates) obtained by Silverado on or about the date hereof in connection with the consummation of the transactions contemplated in the Purchase Agreement, are paid.

     This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

     This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).

     Except as otherwise agreed to herein, the Purchase Agreement shall remain in full force and effect.

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          The parties hereto have caused this SECOND AGREEMENT RELATING TO
AGREEMENT OF STOCK PURCHASE AND SALE to be executed and delivered as of the date first written above.

SILVERADO FOODS, INC.


     By:      /s/ Lawrence D. Field
         -----------------------------------------------------------
          Name:     Lawrence D. Field
          Title:    Chairman of the Board of Directors

NONNI'S FOOD COMPANY, INC.


     By:     /s/ Timothy Bruer
         -----------------------------------------------------------
          Name:     Timothy Bruer
          Title:    President

SWANDER PACE CAPITAL FUND, L.P.,
     a Delaware limited partnership

     By:  SWANDER PACE CAPITAL, L.L.C.,
          a Delaware limited liability company, its general partner


     By:     /s/ Andrew H. Richards
         -----------------------------------------------------------
          Andrew H. Richards

SPC EXECUTIVE ADVISERS FUND, LLC,
     a Delaware limited liability company

     By:  SWANDER PACE CAPITAL L.L.C.,
          a Delaware limited liability company, its manager


     By:    /s/ Andrew H. Richards
         -----------------------------------------------------------
          Andrew H. Richards

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SPC GP FUND, LLC,
     a Delaware limited liability company

     By:  SWANDER PACE CAPITAL L.L.C.,
          a Delaware limited liability company, its manager


     By:      /s/ Andrew H. Richards
         -----------------------------------------------------------
          Andrew H. Richards

SPC ASSOCIATES FUND, LLC,
     a Delaware limited liability company

     By:  SWANDER PACE CAPITAL L.L.C.,
          a Delaware limited liability company, its manager


     By:     /s/ Andrew H. Richards
         -----------------------------------------------------------
          Andrew H. Richards

SILVER BRANDS PARTNERS, L.P.

     By:    Silver Brands Inc.


     By:    /s/ Rodney James Sands
         -----------------------------------------------------------
          RODNEY JAMES SANDS


            /s/ Rodney James Sands
         -----------------------------------------------------------
          RODNEY JAMES SANDS

            /s/ Timothy G. Bruer
         -----------------------------------------------------------
          TIMOTHY G. BRUER

           /s/ Albert Lee Story
         -----------------------------------------------------------
          ALBERT LEE STORY

            /s/ Jan R. Grywczynski
         -----------------------------------------------------------
          JAN R. GRYWCZYNSKI

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